Exhibit 99.2

TAGLICH BROTHERS CONFERENCE September 2021 1 INVESTOR PRESENTATION February 2022

SAFE HARBOR STATEMENT 2 Except for the historical information contained herein, the matters discussed in this presentation contain forward - looking statements . The accuracy of these statements is subject to significant risks and uncertainties . Actual results could differ materially from those contained in the forward - looking statements . See the Company’s SEC filings on Forms 10 - K and 10 - Q for important information about the Company and related risks . EBITDA is used as a supplemental liquidity measure because management finds it useful to understand and evaluate results, excluding the impact of non - cash depreciation and amortization charges, stock based compensation expenses, and nonrecurring expenses and outlays, prior to consideration of the impact of other potential sources and uses of cash, such as working capital items . This calculation may differ in method of calculation from similarly titled measures used by other companies .

2 Facilities 150,000 Square Feet 205 80% Military BARKHAMSTED, CT » Jet Engine Components » Ground Power Turbines » Helicopter Assemblies » Special Processes – New Initiative! BAY SHORE, NY » Landing & Arresting Gear » Flight Safety Controls » Aircraft Structural Assemblies » Helicopter Assemblies Locations & Competencies

Why Invest in Air Industries Group 4 Improving Operational Performance » Integration of Long Island / Connecticut facilities Defense Centric » Largely sheltered from the commercial aviation storm Important and Stable Aircraft Platforms & Customers » S upported by 5 aircraft platforms and 5 customers that are stable and important to national defense Stable Backlog - New Orders » $ 20M in new Long Term Agreements from Sikorsky » $ 12.4M E - 2D contract direct from Northrup Grumman » $ 6 Million contract from Boeing Capital Investment Fueling Growth » Over $ 6M invested in 2020 & 2021 » $ 5M Budgeted for 2022 & 2023 N ew initiative to vertically integrate product processing to eliminate bottle - necks and accelerate deliveries

Nine Months September – 2021 v 2020 : » Revenue increased by $ 7.9 million or 22% » Gross Profit increased by $ 2.0 million or 44% » Gross Margin increased by 220 basis points to 14.7% of sales. » Operating Profit compared to operating loss in 2020 » Adjusted Ebitda of $ 3.6M an increase of $ 2.7M or 3 times 2020. Further increases in sales should result in disproportionate increases in Net Income and EBITDA 5 Earnings Leverage » Earnings, Gross Margin & EBITDA are Highly Correlated with Revenue Why Invest in Air Industries Group

The Aerospace Industry 6 The Aerospace Industry is arranged in Tiers – with products becoming increasingly complex for ultimate delivery to Original Equipment Manufacturers. Air Industries’ business is primarily Tier One and Two. Nose Landing Gear for E2 - D Naval Aircraft

Five Customers 85 – 90% of Sales 7 Air Industries Group’s five largest customers in 2021 comprise close to 90% of sales. Sales to each customer as a percent of total have been relatively stable. S ales to Goodrich, DOD Direct and Rohr increased. Sikorsky sales declined as 2021 was the final year of a five - year LTA. Multiple Sikorsky contracts have been announced in January 2022. 32% 37% 30% 27% 13% 14% 6% 5% 6% 7% 13% 11% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 2020 2021 Sales by Customer as a Percent of total Goodrich Sikorsky US Military Direct General Electric Rohr All other

Five Aircraft Platforms – 80 to 90% of Sales 8 32% 24% 15% 23% 14% 15% 11% 17% 7% 10% 20% 11% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 2020 2021 Sales by Aircraft Platform 2021 v 2020 S-70 F-35 F-18 E2-D GTF All other Five aircraft platforms constitute the majority of sales. S - 70 Blackhawk sales declined (fifth year of 5 - year Multiyear LTA), new 5 - year LTA awarded in 2022. Decline in Blackhawk more than offset by increases in F - 35, F - 18, E2 - D and Geared Turbo Fan (GTF).

A Balance of Legacy & New Aircraft Platforms 9 Sikorsky UH - 60 (S - 70 ) Blackhawk : US Army workhorse helicopter . 4 , 000 produced, In production for over 40 - years and will continue for at least five years, perhaps longer . Operated by nearly 25 countries worldwide . Current fleet continuing in operation for decades . US Navy F - 18 Hornet : Sole fighter aircraft for carrier based operations . Over 600 have been produced . Also operated by seven other countries, notably Australia and Finland . To be replaced by F - 35 eventually . Only one of eleven aircraft carriers have been converted as of 2021 . A balanced portfolio of five aircraft platforms account for 80 % of our business . These platforms include legacy aircraft that generate after - market replacement demand ; and with new aircraft generating at, or near, full production demand, the Company has a balanced book of business .

A Balance of Legacy & New Aircraft Platforms 10 Northrop Grumman E 2 - D : Primary Naval Battle Management / Command & Control aircraft . Vital for aircraft carrier operations . “D” versions in Full Rate Production now to replace all older “C” versions in service . Also operated by 7 foreign militaries – notably Japan to counter China threat . Lockheed Martin F - 35 Lightning II : Sole replacement fighter aircraft for US Navy, Marines & Air Force . Eight “partner” countries and six other foreign military sales customers . Nearly 3 , 000 projected to by built with full rate production just now beginning . Air Industries has been supplier since inception . Pratt & Whitney Geared Turbo Fan : Next Gen jet engine . Air Industries produces structural component that operates thrust reversers . Primary commercial aviation product – used on popular A 220 and Embraer aircraft . These smaller aircraft are in high demand from airlines to match changed consumer demand

Sales – Trailing Twelve Months – Quarterly 2020 - 2021 11 The Covid disruption caused a drop in sales, a steep but short decline. The effect began in Q1 - 2020 was concentrated in Q2 and to a lesser degree in Q3. Air Industries sales have rebounded, returning to, and now exceeding pre - pandemic levels . - 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 20,000 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Consolidated Quarterly Sales 2020 - 2021

12 THANK YOU FOR YOUR ATTENTION QUESTIONS ?